HERITAGE INCOME TRUST

                              High Yield Bond Fund
                          Intermediate Government Fund

                                February 5, 2001

               Supplement to Statement of Additional Information
                             Dated February 1, 2001


     The following paragraph replaces the paragraph on page 21 under the "Industry Classifications" section of the Statement of Additional Information:

          For purposes of determining industry classifications, each fund will rely primarily upon classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are determined by Heritage to be so broad that the primary economic characteristics of issuers within a single class are materially different, the funds will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the Securities and Exchange
     Commission or, with respect to Eagle International Fund, classifications determined by the Financial Times Stock Exchange
     International. If Bloomberg L.P. does not have an industry classification for a particular security or the industry designated no longer appears reasonable, Heritage may designate an appropriate Bloomberg L.P. industry classification.